SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2002

Commission File No. 001-12392

NDCHealth Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None
(Former name or former address, if changed since last report.)

Item 2.    Acquisition or Disposition of Assets

NDCHealth Corporation previously reported its acquisition of a controlling interest in TechRx Incorporated. The purpose of this filing is to file the required financial statements of TechRx and the pro forma financial information.

Item 7.    Financial Statements and Exhibits

Exhibit 99.1

(a)	Pro Forma Financial Information
1)	Introduction to the Pro Forma Combined Financial Statements
2)	Pro Forma Combined Balance Sheet as of March 1, 2002
3)	Pro Forma Combined Statement of Income for the Year ended May 31, 2001
4)	Pro Forma Combined Statement of Income for the Nine Months ended March 1, 2002
5)	Notes to Pro Forma Combined Financial Statements

(b)	Financial Statements of TechRx Incorporated—2002 and 2001
1)	Report of Independent Auditors
2)	Consolidated Balance Sheets as of May 31, 2002 and June 30, 2001
3)	Consolidated Statements of Operations for the Eleven Months ended May 31, 2002 and the Year ended June 30, 2001
4)	Statements of Cash Flows for the Eleven Months ended May 31, 2002 and the Year ended June 30, 2001
5)	Consolidated Statements of Stockholders’ Equity for the Eleven Months ended May 31, 2002 and the Year ended June 30, 2001
6)	Notes to Consolidated Financial Statements
7)	Consent of Independent Auditors

(c)	Financial Statements of TechRx Incorporated—2000 and 1999
1)	Notice regarding consent of Arthur Andersen LLP
2)	Report of Independent Public Accountants
3)	Consolidated Balance Sheets as of June 30, 2000 and June 30, 1999
4)	Consolidated Statements of Income for the Years ended June 30, 2000 and 1999
5)	Consolidated Statements of Cash Flows for the Years ended June 30, 2000 and 1999
6)	Consolidated Statements of Stockholders’ Equity for the Years ended June 30, 2000 and 1999
7)	Notes to Consolidated Financial Statements

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As a result of the pro forma adjustments discussed in Exhibit 99.1 (a) 1 and 5 above, which are the basis of our presentation of the financial schedules filed in Exhibit 99.1 (a) 2, 3 and 4, please note that these financial schedules do not reflect our historical financial statements. This pro forma information is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or the expected financial position or results of operations in the future.

When used in this report and the exhibits hereto, the words “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company’s business operations, economic performance and financial condition. These include, but are not limited to, statements regarding the Company’s business strategy and means to implement the strategy, the Company’s objectives, future capital expenditures, and sources and cost of future financing. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and results subject to risks including those related to the performance of our various investments and alliances, the implementation of changes by the Company, the failure to implement changes, customer acceptance of such changes or lack of change and the availability and cost of necessary financing. Actual results of events could differ materially from those anticipated in the Company’s forward-looking statements as a result of a variety of factors, including: (a) those set forth in the Company’s Annual Report on Form 10-K for the year ended May 31, 2001 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company’s press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company’s analyst calls and discussions. In addition, the Company is currently unable to assess the impact, if any, on its financial performance that may result from the economic effects of the September 11, 2001 or any future terrorist attacks on the United States. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHEALTH CORPORATION (Registrant)

By:	/s/ DAVID H. SHENK
David H. Shenk Vice President & Corporate Controller (Chief Accounting Officer)
Date: August 12, 2002

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